Exhibit 24.01




                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                      /s/ C. Michael Armstrong
                                   ----------------------------------
                                   Name:  C. Michael Armstrong
                                   Title: Chairman of the Board and
                                          Chief Executive Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Marilyn J. Wasser and E.M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                /s/ Charles H. Noski
                             --------------------------------------
                             Name:  Charles H. Noski
                             Title: Senior Executive Vice President
                                    and Chief Financial Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                               /s/ Nicholas S. Cyprus
                            ------------------------------------
                            Name:  Nicholas S. Cyprus
                            Title: Vice President and Controller

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                /s/ J. Michael Cook
                             ------------------------------------
                             Name:  J. Michael Cook
                             Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                /s/ Kenneth T. Derr
                             ----------------------
                             Name:  Kenneth T. Derr
                             Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                   /s/ M. Kathryn Eickhoff
                                -----------------------------
                                Name:  M. Kathryn Eickhoff
                                Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                   /s/ George M. C. Fisher
                                -----------------------------
                                Name:  George M. C. Fisher
                                Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                   /s/ Amos B. Hostetter, Jr.
                                ---------------------------------
                                Name:  Amos B. Hostetter, Jr.
                                Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                               /s/ Donald F. McHenry
                            ----------------------------
                            Name:  Donald F. McHenry
                            Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of Janaury, 2002.


                                /s/ Louis A. Simpson
                             --------------------------
                             Name:  Louis A. Simpson
                             Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2001.


                               /s/ Michael I. Sovern
                            ----------------------------
                            Name:  Michael I. Sovern
                            Title: Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Company's Debt Securities, Preferred Stock, par value $1.00, Common Stock, par value $1.00, Depositary Shares, Warrants with respect to any of the foregoing, and Units that may consist of any one or more of the foregoing and related Warrants, to be issued from time to time, on terms to be determined at the time of the offering; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described debt securities, preferred shares, common shares, depositary shares, warrants and units, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2002.


                                /s/ Sanford I. Weill
                             ---------------------------
                             Name:  Sanford I. Weill
                             Title: Director